Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal financial and accounting officer of Hercules Technology Growth Capital, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:
1) the Company’s Form 10-Q for the three months ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2) the information contained in the Company’s Form 10-Q for the three months ended September 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2005	By:	/s/ David M. Lund
David M. Lund
Vice President of Finance and Senior Corporate Controller (Principal Financial and Accounting Officer)